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                                                                 EXHIBIT 10.1(a)

                                LOCK-UP AGREEMENT

                                February 11, 2005

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

         Re:      Ivivi Technologies, Inc. Lock-Up Agreement

Ladies and Gentlemen:

         This letter agreement (this "AGREEMENT") relates to the initial public offering (the "OFFERING") by Ivivi Technologies, Inc., a New Jersey corporation (the "COMPANY"), of shares of its common stock, no par value per share (the "COMMON STOCK"). The Offering shall be governed by that certain Underwriting Agreement to be dated as of the effective date of the Offering (the "UNDERWRITING AGREEMENT"), by and between the Company and Maxim Group LLC (the "REPRESENTATIVE"), as representative of the several underwriters named therein.

         1. (a) In order to induce the Representative to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of the Representative during the period from the effective date of the Offering ("EFFECTIVE DATE") until one hundred-eighty (180) days thereafter (the "LOCK-UP PERIOD"), or as otherwise expressly provided below in subsection (b) below, the undersigned: (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided that the foregoing shall not apply to Relevant Securities acquired by the undersigned in the Offering or Relevant Securities acquired by the undersigned in the after market after the Effective Date. As used herein, the term "RELEVANT SECURITY" means any shares of Common Stock or other security of the Company or any Subsidiary thereof that is convertible into, or exercisable or exchangeable for Common Stock or equity securities of the Company.

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         (b) Notwithstanding the foregoing, it is understood and agreed that if at any time after sixty (60) days from the Effective Date the average daily trading volume for the ten (10) trading days immediately prior to a proposed sale hereunder equals or exceeds 250,000 shares; then the undersigned may sell in accordance with the following: (i) twenty-five percent (25.0%) of the number of shares of Common Stock subject to this Agreement during any one (1) week period where the trailing ten (10) trading day volume weighted average price of the Common Stock, as reported on a public market in the United States on which the Relevant Securities are trading ("TRADING PRICE"), equals or exceeds 150% ("FIRST RELEASE PRICE") of the initial public offering price ("IPO PRICE") of the Common Stock, (ii) fifty percent (50.0%) of the number of shares of Common Stock subject to this Agreement during any one (1) week period where the Trading Price equals or exceeds 200% of the IPO Price ("SECOND RELEASE PRICE"); (iii) seventy-five percent (75.0%) of the number of shares of Common Stock subject to this Agreement during any one (1) week period where the Trading Price equals or exceeds 250% of the IPO Price ("THIRD RELEASE PRICE"); and (iv) one hundred percent (100.0%) of the number of shares of Common Stock subject to this Agreement during any one (1) week period where the Trading Price equals or exceeds 300% of the IPO Price ("FOURTH RELEASE PRICE"). Any and all such sales may only be made at or above the applicable Release Price, as stated above, until 180 days after the Effective Date, at which time there shall be no such sales price restrictions.

         2. The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities, if such transfer would constitute a violation or breach of this Agreement.

         3. The undersigned hereby further agrees that, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, during the Lock-Up Period the undersigned will not: (x) file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

         4. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.



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         5. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.


                                            Very truly yours,



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                      [Signature Page to Lock-Up Agreement]